FORM 8-K

                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC 20549

                              CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

    Date of Report (Date of earliest event reported) October 28, 1997.


                       DCI Telecommunications, Inc.
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          (Exact name of registrant as specified in its charter)


   Colorado                     2-96976-D               84-1155041
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(State or other             (Commission File        (IRS Employer
   jurisdiction of            Number)                 Identification
   incorporation)                                     Number)

                      611 Access Road, Stratford, CT 06497
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                 (Address of principal executive offices)

    Registrant's telephone number, including area code:  (203) 380-0910

                         ------------------------

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      (Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets

     On October 28,1997, DCI Telecommunications, Inc. signed a definitive agreement with SmarTalk Teleservices, Inc. to sell its prepaid phone card distribution contract with D Services, a wholly owned subsidiary of W.H. Smith, for $9,000,000. DCI will receive $1,000,000 in cash at the closing and shares of SmarTalk common stock worth $8,000,000 based on the price of SmarTalk stock on the closing date. SmarTalk is listed on the NASDAQ.

     The distribution contract was initially owned by CardCall UK, a wholly-owned subsidiary of DCI, and will grant SmarTalk the exclusive right to market and distribute prepaid phone cards through W.H. Smith's wholesale and retail outlets throughout the United Kingdom (UK). W.H. Smith is the UK's largest wholesaler and distributor of newspapers, magazines, books and stationery items with some 55,000 retail outlets.

     A non-compete clause in the agreement will preclude DCI or its subsidiaries from engaging in the prepaid phone card products business in the UK for a period of seven years.

     The gain on the transaction is estimated at $3,300,000, after the write-off of goodwill associated with the CardCall acquisition.

     There was no material relationship between SmarTalk Teleservices and the Registrant, or its affiliates, directors or officers.

Item 7. Financial Statements and Exhibits

                                 AGREEMENT



                       Dated as of October 28, 1997


                                   among


                        SMARTALK TELESERVICES, INC.
                         a California corporation

                                                                 "SMARTALK."

                   SMARTALK TELESERVICES (U.K.) LIMITED
       a corporation organized under the laws of the United Kingdom

                                                       "SMTK U.K. LIMITED."

                                    and

                       DCI TELECOMMUNICATIONS, INC.
                          a Colorado corporation


                                                                      "DCI"

                                 AGREEMENT

         THIS AGREEMENT, dated as of October 28, 1997 (this "Agreement'), is by and among SmarTalk TeleServices, Inc., a California Corporation ("SmarTalk"), SmarTalk TeleServices (U.K.), Limited, a corporation organized under the laws of the United Kingdom ("SMTK U.K. Limited') and a wholly owned subsidiary of SmarTalk and DCI Telecommunications, Inc., a Colorado corporation ("DCI," which term "DCI" shall include DCI and any of its direct or indirect subsidiaries engaged in the WH Smith Business (as hereinafter defined), unless the context otherwise requires).

         WHEREAS, DCI, directly and through its direct and indirect subsidiaries, is engaged in the business of providing prepaid phone card services (including, without limitation, long distance and enhanced services) to WH Smith Limited, a company organized under the laws of the United Kingdom ("WH Smith"), pursuant to a contract, dated February 23, 1996, between WH Smith and D Services, a corporation organized under the laws of the United Kingdom and a subsidiary of DCI (the "WH Smith Contract") attached hereto as Exhibit A (all of which shall be deemed the "WH Smith Business"); and

         WHEREAS, DCI desires to assign the WH Smith Contract to SmarTalk or SMTK U.K. Limited and either SmarTalk or SMTK U.K. Limited desires to assume the obligations under the WH Smith Contract.

         NOW, THEREFORE, for and in consideration of the foregoing premises, the representations, warranties, covenants and agreements herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                 ARTICLE 1. ASSIGNMENT AND PURCHASE PRICE

         Section 1.1 Assignment. In reliance on the representations, warranties and covenants contained herein and subject to the terms and conditions hereof, on the Closing Date (as hereinafter defined), DCI will assign the WH Smith Contract to SmarTalk or SMTK U.K. Limited or their assigns (which shall be determined by SmarTalk and/or SMTK U.K. Limited in writing prior to the Closing (as defined herein)) and waive any and all rights in respect of any obligations owed to it for contractual services performed on and after the Closing Date under or in connection with the WH Smith Contract or the WH Smith Business. Upon such assignment, SmarTalk or SMTK U.K. Limited or their assigns shall assume the obligations to be performed under the WH Smith Contract that accrue on and after the Closing Date.

          Section 1.2 Purchase Price. The purchase price ("Purchase Price") to be paid on the Closing Date by SmarTalk or SMTK U.K. Limited or their assigns, as the case may be, to DCI for entering into this agreement shall be:

     (a) One million Dollars ($1,000,000), in immediately available funds (cash, certified check or wire transfer to such bank account or accounts as DCI shall have theretofore designated in writing to SMTK U.K. Limited at least two (2) business days prior to the Closing Date); and

     (b) common stock certificates representing that number of shares of common stock, no par value, of SmarTalk (the "SmarTalk Common Stock"), equal to $8,000,000, as of the Closing Date.

DCI may at the Closing accept SmarTalk's or SMTK U.K. Limited's promise to deliver the shares of SmarTalk Common Stock upon lapse of the fifteen (15) day notification period referenced in Section 6.8 hereof in order to accomplish Closing before the expiration of said notification period.

                         ARTICLE II.  THE CLOSING

         The closing (the "Closing") of the transactions contemplated by this Agreement shall take place at the offices of Dewey Ballantine, 333 South Hope Street, Suite 3000, Los Angeles, California 90071, or at such other place, time and manner as the parties may agree, on the day all of the conditions to each parties' obligations under Articles VI and VII have been satisfied or waived, or at each date, time and place as shall be mutually agreed to by the parties (the "Closing Date").

            ARTICLE III. REPRESENTATIONS AND WARRANTIES OF DCI

DCI hereby represents and warrants to SMTK U.K. Limited as follows:

         Section 3.1 Organization; Authority; Execution; Delivery. DCI is a corporation, duly organized, validly existing and in good standing under the laws of Colorado. DCI has full power and authority to enter into this Agreement, including all Schedules and Exhibits hereto, and the other agreements, instruments, certificates and documents required or contemplated hereby or thereby to be executed or delivered by it, and to assign the WH Smith Contract in accordance with the terms hereof. The execution, delivery and performance of this Agreement by DCI have been duly and effectively authorized by all necessary corporate or other organizational action. No other corporate or other organizational proceedings on the part of DCI are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by DCI and constitutes (and any other agreements contemplated hereby when duly executed and delivered by DCI will constitute) the legal, valid and binding obligations of DCI, enforceable against DCI in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, or other similar laws affecting the enforcement of creditors rights in general, moratorium laws or by general principles of equity (the "Enforceability Limitations").

         Section 3.2 Consents; No Violation, Etc. (a) No authorization, consent, approval, license, exemption by filing or registration with any court, arbitrator or governmental, administrative or self-regulatory authority, is or will be necessary in connection with the entry into, execution, delivery and performance of this Agreement or any of the documents relating to the transactions contemplated hereunder by DCI, or for the consummation of the transactions contemplated hereby and thereby.

          (b) Neither the execution and delivery of this Agreement, the other agreements contemplated hereby, if any, the consummation of the transactions contemplated herein or therein, nor compliance by DCI with any of the provisions hereof or thereof will (with or without the giving of notice or the passage of time) (i) violate, conflict with, result in a breach of, constitute a default under, any of the terms, conditions or provisions of (A) the certificate of incorporation and bylaws of DCI, (B) any note, bond, mortgage, indenture, deed of trust, or any license, agreement, or any other instrument or obligation to which DCI is a party, or by which DCI or any of DCI's assets or properties may be bound or affected, (ii) violate any judgment, order, writ, injunction, decree, statute, law, rule or regulation applicable to DCI or any of DCI's assets or properties or (iii) require the consent, approval, permission or other authorization of or by or filing or qualification with any court, arbitrator or governmental, administrative, or self-regulatory authority.

          Section 3.3 No Other Agreements to Assign. DCI has no legal obligation, absolute or contingent, to any other person or firm to assign the WH Smith Contract.

           Section 3.4 Absence of Undisclosed Liabilities and Obligations. There are no liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) under or in connection with the WH Smith Contract or the WH Smith Business, for which SmarTalk or SMTK U.K. Limited could be liable or obligated. There are no outstanding pre-paid phone cards or other inventory under or in connection with the WH Smith Contract or the WH Smith Business.

         Section 3.5 WH Smith Contract, WH Smith Business. Since February 23, 1996, DCI has (i) strictly complied with all terms and provisions of the WH Smith Contract, (ii) operated the WH Smith Business in the ordinary course so as to preserve the WH Smith Business intact and to preserve for SmarTalk and SMTK U.K. Limited the goodwill of the WH Smith Business, and
(iii) not been in default under any provision of the WH Smith Contract. Presently DCI does not know of or have any reason to believe that the relationship between DCI and WH Smith has been threatened, damaged or impaired in any respect.

         Section 3.6 Taxes. (a) For purposes of this Agreement, the term "Tax" means any net or gross income, gross receipts, sales, use, rental, value added, ad valorem, transfer, turnover, franchise, profits, license, withholding, payroll, employment, excise, capital, severance, stamp, occupation, premium, property or windfall profits tax, alternative or add-on minimum tax, customs, duty or other tax, fee, assessment or charge of any kind whatsoever, together with any interest and any penalty, title, addition to tax or additional amount imposed by any governmental department, court or other authority, whether domestic or foreign.

         (b) For purposes of this Agreement, the term "Tax Return" means any report, return, declaration, statement, form, extension or other document filed or required to be filed with any federal, state, local or other governmental department, court or other authority in respect of Taxes.

         (c) Except as set forth on Schedule 3.6(c), all Tax Returns required to be filed on or before the Closing Date by or on behalf of DCI have been or will be timely filed on or before the Closing Date. All such Tax Returns were (or to the extent not yet filed will be) true, complete and correct in all material respects and filed on a timely basis.

         (d) DCI has, within the time frame and the manner prescribed by law, paid (and until the Closing Date will pay within the time and in the manner prescribed by law) all Taxes required to be paid by it, whether or not shown (or required to be shown) on a Tax Return.

         (e) DCI has complied (and until the Closing Date will comply) in all material respects with the provisions of the Code relating to the payment and withholding of Taxes, including without limitation, the withholding and reporting requirements under Sections 1441 through 1464, 3401 through 3406, and 6041 and 6049 of the Code, as well as similar provisions under any other laws, and has, within the time and in the manner prescribed by law, withheld from employee wages and paid over to the proper governmental authorities all amounts required to be so paid.

         (f) DCI has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency and there are no outstanding deficiencies, assessments, or written proposals for the assessment of any amount of Taxes proposed, asserted or assessed against DCI. All deficiencies proposed as a result of any audit currently being conducted with respect to DCI have been paid, reserved against, settled, or as described in Schedule 3.6(t), are being contested in good faith by appropriate proceedings.

         (g) DCI has established (and until the Closing Date will maintain) on its books and records reserves adequate to pay all Taxes attributable to periods or portions thereof ending on or prior to the Closing Date and not yet due and payable in accordance with GAAP.

         (h) There are no security interests on the WH Smith Contract that arose in connection with any failure (or alleged failure) to pay any Taxes and there are, no liens for any Tax upon the Contract.

         (i) DCI is not a party to any agreement (other than this Agreement) providing for the guaranty, indemnification or sharing of Taxes with respect to any Taxable Period.

         (j) DCI is not a party to any joint venture, partnership or other arrangement or contract (including, without limitation, the WH Smith Contract) that could be treated as a partnership or other entity for federal income Tax purposes.

        Section 3.7 Copies of Documents. Attached hereto as Exhibit A is a full and complete copy of the WH Smith Contract as in effect as of the date hereof.

         Section 3.8 Litigation. There is neither (a) any litigation, proceeding, arbitral action or government investigation pending or threatened against, relating to or affecting the WH Smith Contract. There are no decrees, injunctions or orders of any court or governmental department or agency outstanding against DCI with respect to the WH Smith Business.

         Section 3.9 Compliance with Laws. DCI has complied in all material respects with all applicable statutes, regulations, rules, orders, ordinances and other laws ("Laws") of the United Kingdom, all local and foreign governments and other governmental bodies and authorities, and agencies of any of the foregoing ("Governmental Authority") to which they are subject with respect to regulatory matters with regard to the WH Smith Contract. DCI has maintained all records required to be maintained by all Governmental Authorities and there are no presently existing circumstances known to DCI after due inquiry which would result or would be likely to result in violations of any such Laws.

         Section 3.10 No Brokers. DCI has not entered into and will not enter into any agreement, arrangement or understanding with any person or firm which will result in the obligation of SmarTalk or SMTK U.K. Limited to pay any finder's fee, brokerage commission or similar payment in
connection  with  the  transactions  contemplated  hereby  or   any   other
transaction.

         Section 3.11 Records. The Records of DCI relating to the WH Smith Contract and the WH Smith Business have been maintained in all material respects in accordance with good business practices.

                ARTICLE IV.  REPRESENTATIONS AND WARRANTIES
                     OF SMARTALK AND SMTK U.K. LIMITED

SMTK U.K. Limited hereby represents and warrants to DCI as follows:

         Section 4.1 Organizations; Authority; Execution and Delivery. SmarTalk is duly organized, validly existing and in good standing under the laws of the state of California. SMTK U.K. Limited is duly organized, validly existing and in good standing under the laws of the United Kingdom. Each of SmarTalk and SMTK U.K. Limited has full corporate power and authority to enter into this Agreement, in accordance with the terms hereof. The execution, delivery and performance of this Agreement and the other agreements contemplated hereby by each of SmarTalk and SMTK U.K. Limited, has been duly and effectively authorized by the Board of Directors of SmarTalk and SMTK U.K. Limited, as the case may be. No other corporate proceedings on the part of SmarTalk and SMTK U.K. Limited are necessary to authorize this Agreement and the transactions contemplated herein or therein. This Agreement has been duly executed and delivered by each of SmarTalk and SMTK U.K. Limited and constitutes (and the other agreements when duly executed and delivered or contemplated hereby will constitute) the legal, valid and binding obligations of each of SmarTalk and SMTK U.K. Limited, enforceable against each of them, in accordance with their respective terms, except as enforcement thereof may be limited by the Enforceability Limitations.

         Section 4.2 No Brokers. Each of SmarTalk and SMTK U.K. Limited has not entered into and will not enter into any agreement, arrangement or understanding with any person or firm which will result in the obligation of DCI to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby. SmarTalk acknowledges that DCI will not be responsible for payment of any commission or fee to George Rebensdorf.

         Section 4.3 Consents.  No Conflicts;  Etc.  Except as set forth on
Schedule 4.3, neither the execution and delivery of this Agreement, the consummation by each of SmarTalk and SMTK U.K. Limited of the transactions contemplated herein nor compliance by SmarTalk or SMTK U.K. Limited, as the case may be, with any of the provisions hereof will (with or without the giving of notice or the passage of time) (i) violate or conflict with any provision of the certificate of incorporation or by-laws or similar organizational documents of SmarTalk or SMTK U.K. Limited, as the case may be, (ii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to SmarTalk or SMTK U.K. Limited, as the case may be or any of their respective assets or properties or (iii) require the consent, approval, permission or other authorization of or by or filing or qualification with any court, arbitrator or governmental, administrative, or self-regulatory authority.

                ARTICLE V. CERTAIN COVENANTS AND AGREEMENTS

         Section 5.1 Non-Competition. In consideration of the benefits to DCI hereunder and in order to induce SmarTalk and SMTK U.K. Limited to enter into this Agreement, DCI will not, for a period of seven (7) years from the Closing Date (the "Non-Competition Period"), directly or indirectly, (i) engage or hold an interest in any business (whether by ownership of debt or equity) providing prepaid phone card products or services to WH Smith or its customers (collectively, the "Proscribed Business") or, (ii) have any interest in, own, manage, operate, control, direct, be connected with as a stockholder (other than as a stockholder of less than five percent (5 %) of the issued and outstanding stock of a publicly held corporation), joint venture, partner or consultant, or otherwise engage or invest or participate in any business engaged in the Proscribed Business, (iii) hire any person employed or otherwise retained by, or solicit or encourage any person to leave the employ of, SmarTalk or SMTK U.K. Limited (including employees of DCI working in the WH Smith Business as of the date of this Agreement or as of the Closing Date), except as agreed to in writing by SmarTalk and SMTK U.K. Limited, or (iv) deal in a competitive manner in the Proscribed Business at any time during the Non-Competition Period. DCI acknowledges and agrees that the geographic scope of the non-competition provisions hereof shall be limited to the United Kingdom and that such geographic scope is reasonable.

         Section 5.2 Non-Disclosure. Other than pursuant to Article XII DCI shall not at any time from and after the date of this Agreement divulge, furnish or make accessible to anyone any knowledge or information with respect to confidential or secret aspects of the WH Smith Business or any financial or other information about SmarTalk or SMTK U.K. Limited. Any information, which at or prior to the time of disclosure was generally available to the public through no breach of this covenant, shall not be deemed confidential information for purposes hereof, and the undertakings in this covenant with respect to confidential information shall not apply thereto. Notwithstanding the foregoing, such information may be disclosed to an appropriate party, upon prior written notice to SmarTalk and SMTK U.K. Limited, if DCI, on the advice of counsel, is legally required to disclose (including by oral questions, interrogatories, requests for information or documents subpoena or similar process) such information, or if required to disclose such information by the Securities and Exchange Commission or a stock exchange.

         Section 5.3 Further Assurances. From and after the Closing Date, from time to time, at SmarTalk's or SMTK U.K. Limited's request and without further consideration, DCI will execute and deliver or cause to be executed and delivered such other instruments and take such other actions as
SmarTalk or SMTK U.K. Limited or their counsel may reasonably request to more effectively consummate the transactions contemplated by this Agreement.

         Section 5.4 Conduct of the WH Smith Business. DCI shall, from the date hereof up to and including the Closing Date, conduct the WH Smith Business only in the ordinary course, consistent with past practice, and shall not do, or cause to be done, anything which is represented and warranted not to have been done in this Agreement, except as otherwise expressly contemplated hereby. In addition, DCI shall, from and after the date hereof up to and including the Closing Date, cause the WH Smith Business to: (a) be conducted only in the ordinary course of business and consistent with past practice; (b) promptly advise SmarTalk and SMTK U.K. Limited, in writing of any material adverse change in the condition (financial or otherwise) of the assets, liabilities, earnings, business or prospects of the WH Smith Business, (c) maintain in full force and effect all licenses and perform in all material respects all obligations under any contracts; (d) not permit (to the extent within the control of DCI) to occur  any  of the events or occurrences described in Section 3.5  of  this
Agreement; (e) use its best efforts to preserve the WH Smith Contract intact and to preserve for SMTK U.K. Limited the goodwill of WH Smith; (f) not take any action that would prevent DCI from consummating the transactions contemplated by this Agreement or (g) not make any change in Tax practice or make, revoke or change any election with respect to Taxes.

         Section 5.5 Changes in Representations and Warranties. Between the date of this Agreement and the Closing Date, DCI shall not enter into any transaction, take any action, or by inaction permit an event to occur, which would result in any of the representations and warranties of DCI herein contained not being true and correct at and as of (a) the time immediately following the occurrence of such transaction or event or (b) the Closing Date, DCI shall promptly give written notice to SmarTalk and SMTK U.K. Limited upon becoming aware of (i) any fact which, if known on the date hereof, would have been required to be set forth or disclosed pursuant to this Agreement and (ii) any impending or threatened breach in any material respect of any of the representations and warranties contained in this Agreement and with respect to the latter shall use all reasonable efforts to remedy same. To the extent that any information required to be disclosed by DCI pursuant to clause (i) or (ii) of this Section 5.5 causes any schedule hereto to be inaccurate or incomplete, DCI shall in each case promptly supplement or amend the relevant portion of the applicable schedule hereto and provide such supplemented or amended schedule to SmarTalk and SMTK U.K. Limited; provided, however, that each amended or supplemented schedule shall not be taken into account for purposes of determining compliance with Section 6.1 hereof.

         Section 5.6 Mutual Cooperation. The parties hereto will cooperate with each other and will use all reasonable efforts to cause the fulfillment of the conditions to the parties' obligations hereunder and to obtain as promptly as possible all consents, authorizations, orders or approvals from each and every third party, whether private or governmental, required in connection with the transactions contemplated by this Agreement. DCI agrees to provide any necessary services and support that may be required to operate the WH Smith Business in the ordinary course, due to a failure to obtain at or prior to Closing any necessary governmental or regulatory licenses, permits, clearances, franchises, approvals, authorizations, certificates and pending application thereunder required to conduct the WH Smith Business. Any such services and support shall be provided at DCI's cost (including reasonable and customary general and administrative and overhead expenses) and for a period not to exceed six (6) months from the Closing Date. For services rendered pursuant to this Section, (i) DCI shall provide SMTK U.K. Limited with a written statement covering each applicable 30-day period following the Closing Date, indicating in detail the nature of the services provided and the costs associated therewith and (ii) SMTK U.K. Limited shall pay to DCI the specified amount within fifteen (15) days after receipt of the statement by SMTK U.K. Limited (less any disputed amount which SMTK U.K. Limited and DCI shall diligently cooperate to resolve as soon as possible).

         Section 5.7 Registration of Securities. SmarTalk agrees at its own expense to file a registration statement on Form S-3 or the appropriate form upon request from DCI at any time after March 30, 1998 with respect to the SmarTalk Common Stock acquired by DCI hereunder, and to obtain such approvals or file such notices as may be required by applicable law in connection with the issuance, registration or listing of such SmarTalk Common Stock.

 ARTICLE VI.  CONDITIONS TO OBLIGATIONS OF SMARTALK AND  SMTK U.K. LIMITED

         The obligations of SmarTalk and SMTK U.K. Limited to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, or the waiver by SmarTalk and SMTK U.K. Limited, on or prior to the Closing Date, of the following conditions:

         Section 6.1 Representations and Warranties True at the Closing Date. The representations and warranties of DCI contained in this Agreement or in any other document delivered by DCI pursuant hereto shall be deemed to have been made on and as of the Closing Date and shall then be true and correct in all material respects (except those representations and warranties that are qualified by materiality and those representations and warranties set forth in Section 3.9, which shall be true and correct in all respects), and on the Closing Date DCI shall have delivered to SMTK U.K. Limited an officer's certificate to such effect.

          Section 6.2 DCI's Performance. Each of the obligations of DCI to be performed on or before the Closing Date, pursuant to the terms of this Agreement, shall have been duly performed by the Closing Date, and on the Closing Date DCI shall have delivered to SMTK U.K. Limited an officer's certificate to such effect.

         Section 6.3 The WH Smith Contract. The WH Smith Contract shall have been assigned to SmarTalk or SMTK U.K. Limited or their assigns (as determined by SmarTalk and/or SMTK U.K. Limited prior to the Closing) and SmarTalk or SMTK U.K. Limited shall have entered into a new contract with D Services for the business of WH Smith (the "New WH Smith Contract"), which

New  WH  Smith Contract is in form and substance satisfactory to SMTK  U.K.
Limited.

         Section 6.4 Material Adverse Change. There shall not have occurred any event or condition which has had or is reasonably likely to have a material adverse effect on the WH Smith Business, the condition (financial or otherwise), the earnings or prospects of the WH Smith Business, taken as a whole (a "Material Adverse Effect"), including, without limitation, any change in applicable federal or state laws, regulations or practices which would have a Material Adverse Effect.

         Section 6.5 Litigation. No claim, action, suit, investigation or other proceeding shall be pending or threatened by any third party (including any governmental agency) before any court or administrative agency challenging or otherwise relating to the transactions provided for herein or which may affect SmarTalk, SMTK U.K. Limited or DCI in a manner which is materially adverse.

         Section 6.6 No Change in Law. There shall not have been any action taken or any statute enacted by any governmental authority which would render the parties unable to consummate the transactions contemplated herein or make the transactions contemplated herein illegal or prohibit, restrict or substantially delay the consummation of the transactions contemplated herein.

         Section 6.7 Documents. DCI shall have furnished SMTK U.K. Limited with all other documents, certificates and other instruments reasonably requested to be furnished to SMTK U.K. Limited pursuant to the terms hereof.

         Section 6.8 Nasdaq Notification. SmarTalk shall have made the proper filing with Nasdaq of the notice of additional issuance of securities as required by Nasdaq, and the fifteen (15) day notification period to Nasdaq shall have lapsed, provided however, that the Closing may occur prior to the lapse of the fifteen (15) day notification period if DCI accepts SmarTalk's or SMTK U.K. Limited's promise to deliver shares of SmarTalk Common Stock after the Closing as set forth in Section 1.2 hereof.

         Section 6.9 Certain Tax Forms. At the Closing, DCI shall deliver to SmarTalk and SMTK U.K. Limited, a satisfactory affidavit stating, under penalty of perjury, its United States taxpayer identification number and that it is not a foreign person (which affidavit shall comply with Section 1445 of the Internal Revenue Code of 1996, as amended, and the regulations promulgated thereunder).

               ARTICLE VII. CONDITIONS TO OBLIGATIONS OF DCI

         The obligation of DCI to consummate the transactions contemplated hereby shall be subject to the fulfillment, or the waiver by DCI, on or prior to the Closing Date, of the following conditions:

         Section 7.1 Representations and Warranties True at the Closing Date. The representations and warranties of SmarTalk and SMTK U.K. Limited contained in this Agreement or in any other document delivered by SmarTalk or SMTK U.K. Limited, as the case may be, pursuant hereto shall be deemed to have been made at and as of the Closing Date and shall then be true and correct in all material respects (except those representations and warranties that are qualified by materiality, which shall be true and correct in all respects), and on the Closing Date SMTK U.K. Limited shall have delivered to DCI an officer's certificate to such effect.

         Section 7.2 SMTK U.K. Limited's Performance. SmarTalk or SMTK U.K. Limited or their assigns shall, on the Closing Date, pay to DCI the Purchase Price, in accordance with Section 1.2 above.

         Section 7.3 Litigation. No claim, action, suit, investigation or other proceeding shall be pending or threatened by any third party (including any governmental agency) before any court or administrative agency challenging or otherwise relating to the transactions provided for herein or which may affect SmarTalk, SMTK U.K. Limited or DCI in a manner which is materially adverse.

          Section 7.4 No Change in Law. There shall not have been any action taken or any statute enacted by any governmental authority which would (i) render the parties unable to consummate the transactions contemplated herein; (ii) make the transactions contemplated herein illegal or (iii) prohibit, restrict or substantially delay the consummation of the transactions contemplated herein.

          Section 7.5 Documents. SMTK U.K. Limited shall have furnished DCI with all documents, certificates and other instruments reasonably requested to be furnished to it pursuant to the terms hereof.

          ARTICLE  VIII.  NATURE AND SURVIVAL OF  REPRESENTATIONS
                           AND WARRANTIES, ETC.

         All statements contained in any Exhibit, Schedule or Annex hereto or in any Certificate or instrument of conveyance delivered by or on behalf of the parties pursuant to this Agreement or in connection with the transactions contemplated hereby shall be deemed representations and warranties by the parties hereunder.

         Section 8.1 Survival of Representations, Warranties, Etc. Except as otherwise provided herein, the representations and warranties contained in Articles III and IV of this Agreement shall survive the Closing for a period of three (3) years after the Closing Date. Notwithstanding, any other provision of this Agreement, all representations and warranties contained herein with respect to Taxes shall survive the Closing indefinitely.

         Section 8.2 DCI Agreement to Indemnify. (a) DCI shall fully indemnify, defend and hold harmless SmarTalk and SMTK U.K. Limited, their respective officers, directors, employees, agents, representatives, and affiliates and their successors and assigns against and in respect of any and all liabilities, losses, damages, clams, penalties, actions, fines, deficiencies, costs, taxes, loss of deductions or expenses or basis (including, without limitation, the reasonable fees, expenses and disbursements of counsel) (collectively, "Losses") regardless of whether an action has been filed or asserted against SmarTalk or SMTK U.K. Limited, as the case may be, after the Closing Date, arising from, in connection with or resulting from (i) any misrepresentation, inaccuracy or breach of misrepresentation, warranty, covenant or agreement by DCI made in this Agreement (including, without limitation, the Schedules, Exhibits and Annexes hereto and the certificates delivered hereunder) or as provided herein, (ii) DCI's conduct of the WH Smith Business or performance of the WH Smith Contract at any time prior to the Closing Date, and (iii) any and all Losses arising from any pre-paid phone cards or any inventory issued prior to the Closing Date under or in connection with the WH Smith Contract or the WH Smith Business.

         (b) In addition to the foregoing provisions of Section 8.2(a) above and without limiting the generality of such provisions, DCI agrees to fully indemnify and hold harmless SmarTalk and SMTK U.K. Limited and their respective parent corporations and subsidiaries and all other members, if any, of any group of which SmarTalk or SMTK U.K. Limited, as the case may be, is a member for Tax purposes (any subsequent reference to SMTK U.K. Limited in this clause shall mean either SMTK U.K. Limited individually or one or more of its affiliates as described herein, as appropriate and any subsequent reference to "SmarTalk" in this clause shall mean either SmarTalk individually or one or more of its affiliates as described herein, as appropriate) against and in respect of and, on demand, will reimburse SmarTalk and SMTK U.K. Limited for, any and all liability whatsoever, and however imposed (including any claim asserted or deficiency assessed against or collected from or paid by SmarTalk or SMTK U.K. Limited, as the case may be), in respect of any Taxes arising by reason of becoming an assignee of the WH Smith Contract for any and all periods through and including the Closing Date.

          Section 8.3 SMTK U.K. Limited's Agreement to Indemnify. SMTK U.K. Limited shall fully indemnify, defend and hold harmless DCI, and its officers, directors, employees and affiliates against and in respect of any and all Losses resulting from (i) any misrepresentations or breach of any representation, warranty, covenant or agreement by SMTK U.K. Limited in this Agreement (including, without limitation, the Schedules and Exhibits hereto and certificates delivered hereunder) or as provided herein; and
(ii) any and all liabilities accruing under either the WH Smith Contract or the New WH Smith Contract on and after the Closing Date.

         Section 8.4 Procedures Relating to Indemnification. Promptly after the receipt by any party hereto of notice of any claim, action, suit or proceeding of any third party which is subject to indemnification hereunder, such party or parties (the "Indemnified Party") shall give written notice of such claim (a "Notice of Claim") to the party or parties obligated to provide indemnification hereunder (collectively, the "Indemnifying Party"), stating the nature and basis of such claim and the amount thereof, to the extent known. The failure of the Indemnified Party to so notify the Indemnifying Party shall not impair the Indemnified Party's ability to seek indemnification from the Indemnifying Party. The Indemnifying Party shall be entitled to participate in the defense or settlement of such matter and the parties agree to cooperate in any such defense or settlement and to give each other full access to all information relevant thereto. The Indemnifying Party shall not be obligated to indemnify an Indemnified Party hereunder for any settlement entered into without the Indemnifying Party's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. If any Notice of Claim relates to a claim by a person or persons (other than by federal, state or local income tax authorities or by SMTK U.K. Limited), and the amount of such claim is acknowledged by DCI to be fully covered by the foregoing indemnity, as limited herein, DCI may elect to defend against such claim at its expense, in lieu of SMTK U.K. Limited assuming such defense; provided, that SMTK U.K. Limited shall be entitled to participate in or monitor such defense at its expense and DCI will fully cooperate with SMTK U.K. Limited and its counsel with respect thereto. If DCI or any other persons as provided above elect to assume such defense, they shall retain counsel reasonably satisfactory to SMTK U.K. Limited. No compromise or settlement of such claim may be effected by either party without the other party's consent (which shall not be unreasonably withheld) unless (i) there is no finding or admission of any violation of law and no effect on any other claims that may be made against such other party and (ii) the sole relief provided is monetary damages that are paid in full by the party seeking the settlement.

         Section 8.5 Payment. All amounts payable by one party to the other pursuant to the provisions of this Article VIII shall be payable within five (5) business days after a final determination thereof in accordance with the provisions hereof. Any payment by one party to another pursuant to the provisions of this Article VIII shall be in an amount which, after reduction by an amount equal to the Taxes required to be paid by the Indemnified Party in respect of the receipt or accrual of such amount (add after giving effect to any current Tax benefits actually realized by the Indemnified Party as a result of the event giving rise to such payment as a reduction in Taxes), shall be equal to the payment otherwise required hereunder.

                            ARTICLE IX.  WAIVER

          This Agreement shall not be released, discharged, abandoned, changed or modified in any manner, except by an instrument in writing executed by the parties hereto. The failure of any party to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

                         ARTICLE X. NOTICES, ETC.

         All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given, if delivered in person or by courier, telegraphed, telexed or by facsimile transmission or mailed by certified or registered mail, postage prepaid:

If to DCI:     DCI Telecommunications, Inc.
               611 Access Road
               Stratford, Connecticut 06497
               Telephone:     (203) 380-0910
               Telecopy: (203) 380-0915
               Attention:     Joseph J. Murphy

with a copy to:       Whitman, Breed, Abbott & Morgan LLP
                      100 Field Point Road
                      Greenwich, Connecticut  06830
                      Telephone:     (203) 862-2458
                      Telecopy: (203) 869-1951
                      Attention:     Anthony M. Macleod

If to SmarTalk or SMTK
U.K. Limited:  SmarTalk Teleservices, Inc.
               1640 South Sepulveda, Suite 500
               Los Angeles, California 90025
               Telephone:     (310) 444-8800
               Telecopy:      (310) 479-3297
               Attention:     David A. Hamburger, General Counsel

with a copy to:     Dewey Ballantine LLP
                    333 South Hope Street
                    Los Angeles, California 90071
                    Telephone:     (213) 626-3399
                    Telecopy:      (213) 625-0562
                    Attention:     Robert M. Smith

Any party may, by written notice to the other, change the address to which notices to such party are to be delivered or mailed.

                  ARTICLE XI. ENTIRE AGREEMENT; AMENDMENT

         This  Agreement and the other agreements referred  to  herein  and entered  into  in  connection herewith set forth the entire  agreement  and understanding of the parties in respect of the transactions contemplated hereby and supersede all prior agreements, arrangements and understandings relating to the subject matter hereof including all such agreements, arrangements and understandings between DCI, SmarTalk or SMTK U.K. Limited. No representation, promise, inducement or statement of intention has been made by DCI, SmarTalk or SMTK U.K. Limited that is not embodied in this Agreement or the other agreements referred to herein and entered into in connection herewith, the Annexes, Schedules or Exhibits hereto, or the written statements, certificates or other documents delivered pursuant hereto. This Agreement may be amended or modified only by a written instrument executed by the parties hereto or by their successors and assigns.

                       ARTICLE XII.  PRESS RELEASES

No party hereto shall issue any press releases or make any public announcements of this Agreement or any of the transactions contemplated by this Agreement; provided however, that notwithstanding the foregoing, (i) subject to the approval of DCI, SmarTalk and/or SMTK U.K. Limited shall be permitted to issue a press release and (ii) DCI and SMTK U.K. Limited shall be permitted, upon prior notice to the other party, to make such disclosures to the public or governmental authorities as their respective, counsel, pursuant to a written opinion of such counsel, shall deem necessary to maintain compliance with, or to prevent violation of, applicable laws.

                           ARTICLE XIII. GENERAL

     This Agreement: (a) shall be construed and enforced in accordance with the laws of the State of New York without giving effect to the choice of law principles thereof; (b) shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto, nothing in the Agreement, expressed or implied, being intended to confer upon any other person any rights or remedies hereunder; and (c) may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The Section and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                        ARTICLE XIV.   SEVERABILITY

         To the extent that any provision of this Agreement shall be invalid or unenforceable, it shall be considered deleted herefrom and the remainder of such prevision and of this Agreement shall be unaffected and shall continue in full force and effect. In furtherance and not in limitation of the foregoing, if the duration or geographic extent of, or business activity covered by, any provision of this Agreement shall be in excess of that which 's enforceable under applicable law, then such provision shall be construed to cover only that duration, extent or activities which may be. validly and enforceably covered.

                         ARTICLE XV.  TERMINATION

     Section 15.1 Termination. This Agreement and the transactions contemplated hereby may be terminated at any time prior to Closing by written notice delivered by DCI to SmarTalk, and SMTK U.K. Limited or by SmarTalk and SMTK U.K. Limited to DCI, as the case may be, in the following instances:

          (a) By SmarTalk and SMTK U.K. Limited if there has been a material misrepresentation, a material breach of warranty or a material failure to comply on the part of DCI with respect to any of the representations, warranties, covenants or provisions set forth herein (or delivered in any other document pursuant hereto), including, without limitation any material misrepresentation, material breach or material failure to comply that is evidenced in any Schedule delivered by DCI, or which is discovered in SmarTalk's SMTK U.K. Limited's due diligence investigation of DCI and the WH Smith Business, and such misrepresentations, breach or failure to comply has or is reasonably likely to have a Material Adverse Effect on the performance or condition (financial or otherwise), of the WH Smith Contract in the hands of SMTK U.K. Limited and has not been cured, if capable of cure, in full within twenty (20) days of receipt by DCI of notice from SMTK U.K. Limited.

          (b) By DCI if there has been a material misrepresentation, a material breach of warrant or a material failure to comply with any covenant on the part of SMTK U.K. Limited with respect to the representations, warranties or covenants set forth herein (or delivered in any other document pursuant hereto) and such misrepresentation, breach or failure to comply has not been cured, if capable of cure, within twenty
(20) days of receipt by SMTK U.K. Limited of notice from DCI.

          (c) At any time prior to Closing by the mutual consent in writing of DCI, SmarTalk and SMTK U.K. Limited


                     ARTICLE XVI. ASSIGNMENT

         Neither this Agreement nor any interest herein may directly or indirectly be transferred or assigned by any party, in whole or in part, without the written consent of the other parties, except that SmarTalk and SMTK U.K. Limited may effect any such assignment to any affiliated company, but any such assignment shall not relieve SmarTalk or SMTK U.K. Limited of their duties and obligations contained in this Agreement.

                 ARTICLE XVII.  NO THIRD PARTY BENEFICIARY

This Agreement is for the benefit of, and may be enforced only by , DCI, SmarTalk and SMTK U.K. Limited and their respective successors and transferees and assignees, and is not for the benefit of, and may not be enforced by, any third party.


                         ARTICLE XVIII.  REMEDIES

The parties agree that, for the transactions provided for in this Agreement, the sole and exclusive remedy shall be for breaches of the express terms herein.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement the day and year first above written.


               SMARTALK TELESERVICES, INC.


               By: /s/ David Hamburger
                     -----------------------------------
               Name:          David Hamburger
               Title:         General Counsel

               SMARTALK TELESERVICES (U.K.), LIMITED


               By:  /s/ David Hamburger
                       ---------------------------------
               Name:          David Hamburger
               Title:         Secretary


               DCI TELECOMMUNICATIONS, INC.


               By:     /s/ Joseph J. Murphy
                     -----------------------------------------
               Name:          Joseph J. Murphy
               Title:         President & CEO

                           SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    DCI Telecommunications, Inc.


                    Joseph J. Murphy
                    __________________________

                    Joseph J.  Murphy
                    President
                    Date: November 4, 1997